UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2024
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BILL Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39149	83-2661725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, Suite 100 San Jose, California		95002
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 621-7700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	BILL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.
As noted below, on December 5, 2024, the stockholders of BILL Holdings, Inc. (the “Company”) approved a certificate of amendment (the “Certificate of Amendment”) to the Company’s restated certificate of incorporation, as amended, to permit the exculpation of certain officers as permitted pursuant to the Delaware General Corporation Law (the “DGCL”). On December 5, 2024, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware to effect such amendment.
A description of the Certificate of Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 25, 2024 (the “Proxy Statement”) in the section entitled “Proposal No. 4 – Approval of an Amendment to Our Restated Certificate of Incorporation to Permit the Exculpation of Officers from Personal Liability for Certain Breaches of the Duty of Care,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 5, 2024, the Company held its 2024 annual meeting of stockholders (the “Annual Meeting”). The Company’s stockholders voted on four proposals at the Annual Meeting, each of which is described more fully in the Proxy Statement.
At the Annual Meeting, the Company’s stockholders voted on the following proposals:
Proposal 1: Election of Directors.

	For	Withheld	Broker Non-Votes
Aida Alvarez	65,698,214	10,544,397	11,104,170
Steven Fisher	73,935,983	2,306,628	11,104,170
Allison Mnookin	73,525,215	2,717,396	11,104,170
Alison Wagonfeld	73,649,695	2,592,916	11,104,170
Each of the four nominees for director was elected to serve until the Company’s 2027 annual meeting of stockholders or until his or her successor has been duly elected and qualified.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstain
87,223,516	103,499	19,766
The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025.
Proposal 3: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
66,364,630	9,852,015	25,966	11,104,170
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
Proposal 4: Approval of an Amendment to the Company's Restated Certificate of Incorporation to Permit the Exculpation of Officers from Personal Liability for Certain Breaches of the Duty of Care.

For	Against	Abstain	Broker Non-Votes
72,410,157	3,810,446	22,008	11,104,170
The stockholders approved the Certificate of Amendment to limit the liability of certain officers of the Company as permitted pursuant to the DGCL.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of BILL Holdings, Inc., filed December 5, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BILL HOLDINGS, INC.

Date:	December 5, 2024	By:	/s/ René Lacerte
René Lacerte Chief Executive Officer